SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by Registrant  [ x ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

[ x ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           PAR Technology Corporation
______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[ x ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)Title of each class of securities to which transaction applies:
         _____________________.

       2)Aggregate number of securities to which transaction applies:
         ____________________.

       3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________.

       4)Proposed maximum aggregate value of transaction:
         __________________________.

       5)Total fee paid:
         ______________________________________________________.

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)Amount Previously Paid:  _________.

       2)Form, Schedule or Registration Statement No.:  _________.

       3)Filing Party:   _________.

       4)Date Filed:  __________.

Dr. John W. Sammon                                    PAR Technology Corporation
Chairman, President & Chief Executive Officer         8383 Seneca Turnpike
                                                      New Hartford, NY  13413







                                                      [GRAPHIC OMITTED]






April 22, 2008

Dear Shareholders:

You are invited to attend PAR Technology Corporation's 2008 Annual Meeting of Shareholders to be held on Thursday, May 22, 2008, at 3:30 PM. We are proud to hold the meeting at one of our PAR Springer-Miller customer locations, Mandarin Oriental, New York Hotel; 80 Columbus Circle at 60th Street; New York, New York 10023. The Annual Meeting will begin with a report on our operations, followed by discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and discussion on other business matters properly brought before the meeting. There will also be time for questions.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement provides information about PAR in addition to describing the business we will conduct at the meeting.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by Internet or by telephone, or by completing, signing, dating and returning your proxy form in the enclosed prepaid envelope.


Sincerely,



/s/John W. Sammon
-----------------
John W. Sammon

[GRAPHIC OMITTED]
PAR Technology Corporation
8383 Seneca Turnpike; New Hartford, NY  13413-4991


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, MAY 22, 2008

Dear PAR Technology Shareholder:

The Annual Meeting of Shareholders (the "Meeting") of PAR Technology Corporation, a Delaware corporation (the "Company") is scheduled to be held at Mandarin Oriental, New York Hotel; 80 Columbus Circle at 60th Street; New York, New York 10023 (see map on back cover) on Thursday, May 22, 2008, at 3:30 PM, local time, for the following purposes:

     1. To elect two (2) Directors of the Company for a term of office to expire at the 2011 Annual Meeting of Shareholders;

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors set April 9, 2008 as the record date for the Meeting. This means that owners of the Company's Common Stock at the close of business on April 9, 2008 are entitled to receive this notice and to vote at the Meeting or any adjournments or postponements of the Meeting. We will make available a list of shareholders as of the close of business on April 9, 2008, for inspection by any shareholder, for any purpose relating to the Meeting, during normal business hours at our principal executive offices, 8383 Seneca Turnpike; New Hartford, New York 13413, for ten (10) days prior to the Meeting. This list will also be available to shareholders at the Meeting.

Every shareholder's vote is important. Whether or not you plan to attend the Meeting, we request you vote as soon as possible. Most shareholders have the option of voting their shares on the Internet or by telephone. If such methods are available to you, voting instructions are printed on your proxy card or otherwise included with your proxy materials. You may also vote by completing and returning the enclosed proxy card in the enclosed postage prepaid envelope. If you vote by the Internet or telephone, there is no need to return your proxy card.

The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning to the address set forth above a proxy bearing a later date or later dated vote by telephone or on the Internet, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting and voting in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/Gregory T. Cortese
                                             ---------------------
                                             Gregory T. Cortese
                                             Secretary

New Hartford, New York
April 22, 2008

                                TABLE OF CONTENTS



General Information............................................................

Proposal 1: Election of Directors..............................................

Directors, Executive Officers and Corporate Governance.........................

Report of the Audit Committee..................................................

Security Ownership of Certain Beneficial Owners and Management ................

Section 16(a) Beneficial Ownership Reporting Compliance .......................

Director Compensation..........................................................

Executive Compensation.........................................................

Compensation Discussion and Analysis...........................................

Compensation Committee Interlocks and Insider Participation....................

Compensation Committee Report..................................................

Summary Compensation Table.....................................................

Grants of Plan-Based Awards....................................................

Outstanding Equity Awards at Fiscal Year-End...................................

Option Exercises and Stock Vested..............................................

Non-Qualified Deferred Compensation............................................

Transactions with Related Persons..............................................

Policies and Procedures with Respect to Related Party Transactions.............

Director Independence..........................................................

Other Matters..................................................................

No Incorporation by Reference..................................................

Available Information..........................................................

Shareholder Proposals for 2009 Annual Meeting..................................







                                GRAPHIC OMITTED]
                            Printed on Recycled Paper
                                  Using Soy Ink

[GRAPHIC OMITTED]

PAR Technology Corporation
8383 Seneca Turnpike; New Hartford, NY  13413-4991



April 22, 2008

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS


                               GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of PAR Technology Corporation (the "Board"), a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting" or "Meeting") to be held at 3:30 PM, local time, on Thursday, May 22, 2008, at Mandarin Oriental, New York Hotel; 80 Columbus Circle at 60th Street; New York, New York 10023, and at any postponement or adjournment of the Meeting. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders is April 22, 2008.

Purpose of Meeting

At the Meeting the Shareholders will be asked to consider and vote on the following matters:

     1. To elect two (2) Directors of the Company for a term of office to expire at the 2011 Annual Meeting of Shareholders;

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The proposal for the election of Directors is described in more detail in this Proxy Statement.

Record Date, Voting Rights, Methods of Voting

Only shareholders of record at the close of business on April 9, 2008 will be entitled to notice of and to vote at the Meeting or any postponements or adjournments of the Meeting. As of that date, there were 14,401,063 shares of the Company's Common Stock, par value $0.02 per share (the "Common Stock") outstanding and entitled to vote. The holders of shares representing 7,200,532 votes, represented in person or by proxy, shall constitute a quorum to conduct business.

Each share of Common Stock entitles the shareholder to one vote on all matters to come before the Meeting including the election of the Directors. Shareholders may vote in person or by proxy. Shareholders of record can vote by telephone, on the Internet, by mail or by attending the Meeting and voting by ballot. If you are a beneficial shareholder, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to identify which options are available to you. If you vote by telephone or on the Internet you do not need to return your proxy card. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at Midnight on May 21, 2008.

The method by which a shareholder votes will not in any way affect their right to attend the Meeting and vote in person. If shares are held in the name of a bank, broker or other holder of record, the shareholder must obtain a proxy, executed in their favor, from the holder of record to be able to vote at the Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. When proxies in the form enclosed are returned properly executed, the shares represented by the proxies will be voted in accordance with the directions of the shareholder. If you sign and return your proxy card, but do not specify your voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning to the address set forth above a proxy bearing a later date or later dated vote by telephone or on the Internet, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting, withdrawing the proxy and voting in person.

Voting

A shareholder may, with respect to the election of the Directors: (i) vote "FOR" the nominees named herein, or (ii) "WITHHOLD AUTHORITY" to vote for any or all such nominees. The election of the Directors requires a plurality of the votes cast. Accordingly, withholding authority to vote for a Director nominee will not prevent the nominee from being elected.

Electronic Delivery of Proxy Materials

We would like to encourage shareholders to elect to receive future proxy materials electronically in order to conserve natural resources and help us reduce printing costs and postage fees. With electronic delivery, you will be notified via e-mail as soon as the proxy materials are available on the Internet, and you can submit your votes online. To sign up for electronic delivery:

1.    when voting via     o  when prompted, follow directions to indicate your
      telephone or the       enrollment  to   receive  or  access  shareholder
      Internet:              communications electronically in future years


2.    when voting via     o  direct holders may mark the box on the proxy card
      paper ballot           to indicate  your enrollment to receive or access
                             shareholder communications electronically in future years

      OR

3.    via email           o  send an email with "On-Line Proxy Materials" in the
                             the subject line to: investor_relations@partech.com

Once you enroll for electronic delivery, you will receive proxy materials electronically as long as your account remains active or until you cancel your enrollment.

Proxy Solicitation Costs

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation material to beneficial owners of shares of the Company's Common Stock. In addition to the use of the mail, directors, officers, employees and certain stockholders of the Company, none of whom will receive additional compensation for doing so, may solicit proxies on behalf of the Company personally, by telephone or by facsimile transmission.

The Company's Annual Report to its shareholders for the year ended December 31, 2007, including audited consolidated financial statements, accompanies this Proxy Statement. Except to the extent expressly provided herein, the Company's Annual Report is not incorporated in this Proxy Statement by reference.

Proposal 1:  Election of Directors

Under the Company's Certificate of Incorporation, the members of the Board of Directors are divided into three classes with approximately one-third of the Directors standing for election at each Annual Meeting. The Directors are elected for a three-year term of office, and will hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal. In 2005, there were two Class I Directors elected to hold office until the 2008 Annual Meeting of Shareholders. Therefore, at this Meeting, two Directors will be elected for a three-year term expiring at the Annual Meeting held in 2011. The nominees of the Board of Directors for the Class I Director positions, Mr. Kevin R. Jost and Mr. James A. Simms, are currently members of the Company's Board of Directors (the "Board") and have been nominated for election by the Board upon recommendation of the Nominating and Corporate Governance Committee and each has decided to stand for re-election.

The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. In the event that any of the nominees shall become unable or unwilling to accept nomination or election as a Director, it is intended that such shares will be voted, by the persons named in the enclosed proxy, for the election of a substitute nominee selected by the Board, unless the Board should determine to reduce the number of Directors pursuant to the By-Laws of the Company.

The Board of Directors unanimously recommends a vote FOR the proposal to elect Mr. Jost and Mr. Simms. Unless a contrary direction is indicated, shares represented by valid proxies which are not marked so as to withhold authority to vote for the nominees will be voted FOR the election of the nominees.


             DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

DIRECTORS

The names of the nominees and each of the Directors continuing in office, their ages as of April 22, 2008, the year each first became a Director and the expiration of their current term in office are set forth in the following table which is followed by a brief biography.

================================================================================
Nominees for Director           Age    Director Since    Term Expires
================================================================================
Kevin R. Jost                   53          2004         2011 Annual Meeting of
                                                         Shareholders
--------------------------------------------------------------------------------
James A. Simms                  48          2001         2011 Annual Meeting of
                                                         Shareholders
================================================================================
Continuing Directors            Age    Director Since    Term Expires
================================================================================
Sangwoo Ahn                     69          1986         2009 Annual Meeting of
                                                         Shareholders
--------------------------------------------------------------------------------
Dr. Paul D. Nielsen             57          2006         2009 Annual Meeting of
                                                         Shareholders
--------------------------------------------------------------------------------
Dr. John W. Sammon              69          1968         2010 Annual Meeting of
                                                         Shareholders
--------------------------------------------------------------------------------
Charles A. Constantino          68          1970         2010 Annual Meeting of
                                                         Shareholders
================================================================================

Sangwoo Ahn. Mr. Ahn is a member of the Board of Directors of Xanser Corp. Mr. Ahn is a member of Class II of the Company's Board and has been a Director of the Company since March 1986.

Charles A. Constantino. Mr. Constantino has held the position of Executive Vice President since 1974 and holds various positions with subsidiaries of the Company. Mr. Constantino is also a member of the Board of Directors of Veramark Technologies, Inc. Mr. Constantino is a member of Class III of the Company's Board and has been a Director of the Company since 1970.

Kevin R. Jost. Mr. Jost is the President of Honeywell Imaging and Mobility (formerly Hand Held Products, Inc.), a manufacturer of data collection and management solutions for in-premises, mobile and transaction processing applications. Mr. Jost had been the President and Chief Executive Officer of Hand Held Products since its inception as a separate entity in 1999 until its acquisition in 2007 by Honeywell International, Inc. From 1982 through 1999, Mr. Jost was Vice President and General Manager of Welch Allyn Data Collection, a division of Welch Allyn, Inc. In 1999, Welch Allyn Data Collection division became a separate entity and acquired Hand Held Products, Inc. and continued business under the acquired company's name. Mr. Jost is a member of Class I of the Company's Board and has been a Director of the Company since May 2004.

Dr. Paul D. Nielsen. Dr. Nielsen has been Director and CEO of the Software Engineering Institute ("SEI") at Carnegie Mellon University since 2004. Prior to joining SEI, Dr. Nielsen served as a major general in the U.S. Air Force, where he was the commander of the Air Force Research Laboratory and Technology Executive Officer for the Air Force. Dr. Nielsen is a member of Class II of the Company's Board and has been a Director of the Company since January 1, 2006.

Dr. John W. Sammon. Dr. Sammon is the founder of the Company and has been the President, Chief Executive Officer and a Director since its incorporation in 1968. He was elected Chairman of the Board in 1983. Dr. Sammon also currently holds various positions with other subsidiaries of the Company. Dr. Sammon is a member of Class III of the Company's Board.

James A. Simms. In April, 2008, Mr. Simms became the Chief Financial Officer and a member of the board of directors of Vicor Corporation. Publicly traded Vicor designs, develops, manufactures and markets modular power components and complete power systems primarily for the communications, information technology, industrial control and military electronics markets. Prior to joining Vicor, and since March 2007, Mr. Simms had served as a Managing Director of Needham & Company, LLC, an investment banking firm and registered broker-dealer. From November 2004 to March 2007, he served in a senior executive role with Janney Montgomery Scott LLC, a wholly owned subsidiary of The Penn Mutual Life Insurance Company. For the prior seven years, he was a senior executive with the investment banking firm of Adams, Harkness & Hill, Inc. Mr. Simms is a member of Class I of the Company's Board and has been a Director of the Company since October 2001.


EXECUTIVE OFFICERS

The executive officers of the Company during 2007, their respective ages as of April 22, 2008, positions held during 2007 and occupations for the last five years are as follows:


----------------------- ----- ---------------------------------------- -----------------------------------------------------
         Name           Age                  Position                              Occupation for Last 5 Years
----------------------- ----- ---------------------------------------- -----------------------------------------------------
Dr. John W. Sammon, Jr. 69    Chairman, President and Chief Executive  Dr. Sammon is the founder of the Company and has been
                              Officer, PAR Technology Corporation      the Chairman, President and Chief Executive Officer
                                                                       since its incorporation in 1968.
----------------------- ----- ---------------------------------------- -----------------------------------------------------
Charles A. Constantino  68    Executive Vice President and Director,   Mr. Constantino has been a Director of the Company
                              PAR Technology Corporation               since 1971 and Executive Vice President since 1974.
----------------------- ----- ---------------------------------------- -----------------------------------------------------
Gregory T. Cortese      58    Chief Executive Officer & President,     Mr. Cortese was named President, ParTech, Inc. in
                              ParTech, Inc.; President, PixelPoint,    June 2000 and President of PixelPoint, ULC  in
                              ULC; General Counsel and Secretary, PAR  September 2005 in addition to General Counsel and
                              Technology Corporation                   Secretary of PAR Technology Corporation.
----------------------- ----- ---------------------------------------- -----------------------------------------------------
Albert Lane, Jr.        66    President, PAR Government Systems        Mr. Lane was appointed to President, Rome Research
                              Corporation and Rome Research            Corporation in 1988.  Mr. Lane was additionally
                              Corporation                              appointed President of PAR Government Systems
                                                                       Corporation in 1997.
----------------------- ----- ---------------------------------------- -----------------------------------------------------
Ronald J. Casciano      54    Vice President, Chief Financial Officer  Mr. Casciano, CPA, was promoted to Vice President,
                              and Treasurer, PAR Technology            Chief Financial Officer and Treasurer of PAR Technology
                              Corporation                              Corporation in June, 1995.
----------------------- ----- ---------------------------------------- -----------------------------------------------------

CORPORATE GOVERNANCE

Board of Directors and Committees. The business of the Company is under the general direction of the Board as provided by the By-Laws of the Company and the laws of the State of Delaware, the state of incorporation. In 2007, the Board held eight (8) meetings and Committees of the Board held a total of seventeen
(17) meetings. Each member of the Board attended at least 75% of the aggregate of all meetings of the Board and the committees on which they served except for Director Jost. Throughout 2007, Director Jost, who had significant scheduling conflicts with some Board meeting dates, met several times with the Chairman and members of the Company's management to discuss the Company's business and business strategy. It is the Company's policy to encourage Directors to attend the Annual Meeting but such attendance is not required. Last year, one member of the Board attended the Annual Meeting.

The Board has standing Executive, Audit, Compensation, Nominating and Corporate Governance and Stock Option committees. The members of each committee and the number of meetings held by each committee in 2007 are set forth in the following table.


---------------------- ------------ -------- ----------------- ----------------- ----------------
                                                                  Nominating
                                                                and Corporate
Name                    Executive    Audit     Compensation       Governance      Stock Option
---------------------- ------------ -------- ----------------- ----------------- ----------------
Mr. Ahn (*)                 X        Chair                            X
Mr. Constantino             X                                                           X
Mr. Jost (*)                                      Chair
Dr. Nielsen (*)                        X            X                 X
Dr. Sammon                Chair                                                       Chair
Mr. Simms (*)                          X            X               Chair
---------------------- ------------ -------- ----------------- ----------------- ----------------
2007 Meetings               3          6            2                 3                 3
---------------------- ------------ -------- ----------------- ----------------- ----------------

(*)      Independent Director


Executive Committee. The Executive Committee has the delegated authority to exercise all of the powers of the Board in the management and direction of the business and affairs of the Corporation in all cases in which specific directions shall not have been given by the Board and subject to the limitations of the General Corporation Law of the State of Delaware; the Company's Certificate of Incorporation; and the Company's By-Laws. The Executive Committee meets when required on short notice during intervals between meetings of the Board.

Audit Committee. In accordance with its charter, the Audit Committee consists of at least three members, each of whom has been determined by the Board to meet the independence standards adopted by the Board. The standards adopted by the Board incorporate the independence requirements of the New York Stock Exchange ("NYSE") Corporate Governance Standards and the independence requirements set forth by the Securities and Exchange Commission ("SEC"). The Board has determined the members of the Audit Committee are "independent" as this term is defined by the NYSE in its listing standards and meet SEC standards for independence of audit committee members and that no member of the Audit Committee has a material relationship with the Company that would render that member not to be "independent". At least one member of the Committee shall, in the assessment of the Board, qualify and be identified as an audit committee financial expert as defined by the SEC. The Board has determined that Sangwoo Ahn is an "audit committee financial expert". All members of the Committee are financially literate at the time of their appointment to the Committee or within a reasonable time thereafter. Pursuant to its charter, the Audit Committee assists the Board in oversight of management's conduct and representations of the Company's financial reporting processes, its systems of internal control, the audit process, and its processes for monitoring compliance with laws and regulations and the Company's code of ethics and conduct. There were six (6) meetings of the Audit Committee during 2007 including meetings held separately with management, and separate Executive Sessions with independent Directors, the internal auditor and the independent registered public accounting firm respectively. The Report of the Audit Committee begins on page 7 of this Proxy Statement.

Compensation Committee. The Compensation Committee, which meets as required (but no less than once per year), reviews and makes recommendations to those identified in its charter regarding the compensation, benefits, stock grants, stock options and incentive plans for all Executive Officers of the Company, and in connection with the compensation for outside Directors for service on the Board and committees of the Board.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board in meeting its responsibilities in connection with the identification and recommendation of qualified nominees for election to the Board, developing, monitoring the compliance with, and making recommendations to the Board regarding the Company's governing principles and Code of Business Conduct and Ethics. The Board has determined that each of the members of this committee has met the independence standards adopted by the Board which incorporate the independence requirements under the NYSE listing standards.

Stock Option Committee. The Stock Option Committee, which meets as required, makes recommendations to the Compensation Committee for stock option awards and otherwise serves as the administrative body for the Company's 1995 Stock Option Plan and the 2005 Equity Incentive Plan. Both members of the Stock Option Committee are "disinterested persons" in compliance with the Company's 1995 Stock Option Plan.

Committee Charters. Each of the Audit, Compensation, and Nominating and Corporate Governance Committees operate under a written charter approved by the Board, which is reviewed regularly by the respective committees which may recommend appropriate changes for approval by the Board. Copies of the charters for the Audit, Compensation, and Nominating and Corporate Governance Committees are posted on the Company's website and a printed copy of these documents may be obtained without charge by written request. Requests can be made via the internet or by mail. The respective website and address for making such requests for printed copies of these and other available documents may be found under the heading "Available Information" on page 22 of this Proxy Statement.

Presiding Director and Executive Sessions. The non-management directors have chosen Director Ahn to preside at regularly scheduled executive sessions of the non-management directors of the Company. Among his duties and responsibilities as Presiding Director, Director Ahn chairs and has the authority to call and schedule executive sessions and communicates with the Chairman to provide feedback and recommendations of the independent Directors. The non-management directors met in executive session without any management directors or employees present four times during 2007.

Communication with the Board. Interested parties may send written communication to the Board of Directors as a group, the non-management directors as a group, the presiding director of executive sessions of non-management directors, or to any individual director by sending the communication c/o Gregory T. Cortese, Secretary; PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike, New Hartford, NY 13413. Upon receipt, the communication will be relayed to the Chairman, if it is addressed to the Board as a whole, to Director Ahn, if it is addressed to the presiding director of executive sessions of the non-management directors or to the non-management directors as a group, or to the individual Director if the communication is addressed to an individual Director. All communications regarding accounting, internal controls and audits will be referred to the Audit Committee. Interested parties may communicate anonymously if they so desire.

Nomination Process. The Nominating and Corporate Governance Committee considers all shareholder recommendations for candidates for the Board. Such shareholder recommendations should be sent to: Nominating and Corporate Governance Committee; c/o Gregory T. Cortese, Secretary; PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413. The committee's minimum qualifications and specific qualities and skills required for Directors are set forth in the Company's Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter. The Company's Corporate Governance Guidelines and the committee's charter are posted on the Company's website and a printed copy of both documents may be obtained without charge by written request. The website and address to send such requests may be found under the heading "Available Information" on page 22 of this Proxy Statement. In addition to considering candidates suggested by shareholders, the committee considers potential candidates recommended by current Directors, company officers, employees and others. The committee may sometimes use the services of a third party executive search firm to assist it in identifying and evaluating possible nominees for Director. The committee screens all potential candidates in the same manner regardless of the source of the recommendation. In identifying and considering candidates for nomination to the Board, this committee considers, in addition to the requirements set out in the Company's Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter, quality of experience, the needs of the Company and the range of talent and experience represented on the Board. When considering a candidate, the committee will determine whether requesting additional information or an interview is appropriate.

Code of Business Conduct and Ethics. All of the Company's Directors and employees, including the Chief Executive Officer, the Chief Financial Officer and all other Executive Officers are required to abide by the Company's Code of Business Conduct and Ethics (the "Code") to ensure the Company's business is conducted in a consistently legal and ethical manner. A printed copy of the Code may be obtained without charge by making a written request to the Company. Information regarding where such requests should be directed can be found in this Proxy Statement under the heading "Available Information". The full text of the Company's Code is also available on the Company's website at http://www.partech.com/ptc/ptc-ir-front2.cfm. The Code is designed to deter wrongdoing and to promote: (a) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (b) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the SEC and other public communications; (c) compliance with applicable governmental laws, rules and regulations; (d) the prompt internal reporting of violations of the Code to the appropriate person(s) identified in the Code; and
(e) accountability for adherence to the Code. The Company intends to disclose future amendments to, or waivers from, provisions of the Code that apply to the Executive Officers and Directors and relate to the above elements by posting such information on our website within five calendar days following the date of such amendment or waiver.

                          REPORT OF THE AUDIT COMMITTEE

The information contained in the following report is subject to the disclaimer regarding "filed" information and incorporation by reference contained on page 21 of this Proxy Statement.

For the fiscal year ending December 31, 2007, the Audit Committee consisted of three members: Directors Ahn, Nielsen and Simms.

The Audit Committee, operating under its Board approved charter, reports to, and acts on behalf of the Board by providing oversight of the Company's financial management, independent registered public accounting firm and financial reporting process. The Company's management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the Company's consolidated financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") and for the financial reporting process. The responsibility for auditing the Company's consolidated financial statements rests with the Company's independent registered public accounting firm, KPMG LLP ("KPMG"). In addition to meeting its responsibility of providing an opinion as to whether the Company's consolidated financial statements fairly present, in all material respects, the consolidated financial position, results of operations and cash flows of the Company in conformity with U.S. GAAP, KPMG is also responsible for and expressing an opinion on the effectiveness of the Company's internal control over financial reporting.

In this context, the Audit Committee has reviewed, met and discussed with management, the Company's internal audit function ("Internal Audit") and KPMG (including private sessions with Internal Audit, KPMG, and the Chief Financial Officer) the audited consolidated financial statements in the Annual Report for the year ended December 31, 2007 (including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements); management's assessment of the effectiveness of the Company's internal control over financial reporting; and KPMG's evaluation of the effectiveness of the Company's internal control over financial reporting. Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2007 were prepared in accordance with U.S. GAAP. In addition, the Audit Committee has reviewed, met and discussed with KPMG such other matters as are required to be discussed with the Audit Committee (Communications with Audit Committee). KPMG has provided to the Audit Committee the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with KPMG that firm's independence from the Company's management and the Company itself.

The Audit Committee fully considered and approved any non-audit services provided by KPMG and the fees and costs billed and expected to be billed by such firm for those services (described in the next section). In addition, the Audit Committee considered whether those non-audit services provided by KPMG are compatible with maintaining auditor independence. In reliance on the reviews and discussions with the Company's management and the independent registered public accounting firm, the Committee is satisfied that non-audit services provided to the Company by KPMG are compatible with and did not impair the independence of KPMG.

Access to the Audit Committee by the Company's internal auditors and by KPMG is unrestricted. The Audit Committee met and discussed with the Company's internal auditors and KPMG the overall scope and plans for their respective audits. The Audit Committee met with the Company's internal auditors and KPMG to discuss the results of their examinations, their evaluations of the Company's internal controls, and their assessment of the overall quality of the Company's financial reporting. These meetings were held both with and without Company management present.

In reliance on the reviews and discussions with both management and KPMG referred to above, the Audit Committee recommended to the Board on March 6, 2008, and the Board has approved, the inclusion of the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

The Audit Committee has selected KPMG as the Company's independent registered public accounting firm for fiscal 2008. One or more representatives of KPMG are expected to be in attendance at the Annual Shareholder Meeting, where they will have the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

                         Members of the Audit Committee

         Sangwoo Ahn         Dr. Paul D. Nielsen      James A. Simms
          (Chairman)

Fees Paid to Independent Registered Public Accountants

The following table presents fees paid by the Company for professional services by KPMG during the years ended December 31, 2007 and December 31, 2006.

------------------------- --------------- ---------------
      Type of Fees              2007            2006
------------------------- --------------- ---------------
Audit Fees                     $ 586,000     $ 729,000
------------------------- --------------- ---------------
Audit-Related Fees                     0             0
------------------------- --------------- ---------------
Tax Fees                       $ 134,000     $ 143,000
------------------------- --------------- ---------------
All Other Fees                         0             0
------------------------- --------------- ---------------
Total:                         $ 720,000     $ 872,000
------------------------- --------------- ---------------

The categories of fees in the preceding table, in accordance with the SEC's rules and definitions, are defined as follows:

     Audit Fees are fees for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

     Audit-Related   Fees  are  fees  principally  for  audits  of  consolidated financial statements of employee benefit plans and due diligence services.

     Tax Fees are fees for professional services for federal, state and international tax compliance, tax advice and tax planning.

     All Other Fees are for any services not included in the first three categories.

The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of the Company's independent registered public accounting firm. Consistent with SEC policies regarding auditor independence, the Audit Committee has established a policy to pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, performed by the independent registered public accounting firm.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 29, 2008 by each Director, by each of the Named Executive Officers and by all Directors and Executive Officers as a group.


--------------------------------------------- ----------------------------- ----------------------
                                                  Amount and Nature of
    Name of Beneficial Owner or Group (1)       Beneficial Ownership (2)    Percent of Class (3)
--------------------------------------------- ----------------------------- ----------------------
Dr. John W. Sammon                                       5,708,550 (4)              39.64%
--------------------------------------------- ----------------------------- ----------------------
Charles A. Constantino                                     263,600                   1.83%
--------------------------------------------- ----------------------------- ----------------------
Gregory T. Cortese                                         304,310 (5)               2.11%
--------------------------------------------- ----------------------------- ----------------------
Ronald J. Casciano                                         138,600 (6)                *
--------------------------------------------- ----------------------------- ----------------------
Sangwoo Ahn                                                 88,500 (7)                *
--------------------------------------------- ----------------------------- ----------------------
Albert Lane, Jr.                                            38,727 (8)                *
--------------------------------------------- ----------------------------- ----------------------
James A. Simms                                              13,500 (9)                *
--------------------------------------------- ----------------------------- ----------------------
Kevin R. Jost                                                3,534 (10)               *
--------------------------------------------- ----------------------------- ----------------------
Dr. Paul D. Nielsen                                            500                    *
--------------------------------------------- ----------------------------- ----------------------

All Directors and Executive Officers                     6,559,821                  45.55%
as a Group (9 persons)
--------------------------------------------- ----------------------------- ----------------------
Other Principal Beneficial Owners
Prescott Group Capital Management, L.L.C.;
Prescott Group Aggressive Small Cap, L.P.;
Prescott Group Aggressive Small Cap II,
L.P. and Phil Frohlich                                   1,339,220 (11)              9.3%
--------------------------------------------- ----------------------------- ----------------------
*    Represents less than 1%


(1) Except as otherwise noted, the address for each beneficial owner listed above is c/o PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413-4991.

(2) Except as otherwise noted, each individual has sole voting and investment power with respect to all shares.

(3) Percent of Class is calculated utilizing 14,401,063 which is the number of the Company's outstanding shares as of February 29, 2008 and the number of options held by the named beneficial owners, if any, which become exercisable within 60 days thereafter.

(4) Includes 150 shares held jointly with Dr. Sammon's wife, Deanna D. Sammon. Does not include 286,500 shares beneficially owned by Mrs. Sammon in which Dr. Sammon disclaims beneficial ownership.

(5) Includes 304,250 shares which Mr. Cortese has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2008.

(6) Includes 138,600 shares which Mr. Casciano has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2008.

(7) Includes 28,500 shares which Mr. Ahn has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2008.




(8) Includes 3,000 shares which Mr. Lane has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2008. Does not include 1,800 shares beneficially owned by Mr. Lane's wife, Linda Lane, in which Mr. Lane disclaims beneficial ownership.

(9) Includes 13,500 shares which Mr. Simms has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2008.

(10) Includes 3,534 shares which Mr. Jost has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2008.

(11) Information related to these shareholders was obtained from Schedule 13G filed with the SEC on February 14, 2008 by Prescott Group Capital
     Management, L.L.C., an Oklahoma limited liability company ("Prescott Capital"), Prescott Group Aggressive Small Cap, L.P., an Oklahoma limited partnership ("Prescott Small Cap"), Prescott Group Aggressive Small Cap II, L.P. an Oklahoma limited partnership ("Prescott Small Cap II" and together with Prescott Small Cap, the "Small Cap Funds") and Mr. Phil Frolich, the principal of Prescott Capital relating to shares of common stock of the Company purchased by the Small Cap Funds through the account of Prescott Group Aggressive Small Cap Master Fund, G.P. an Oklahoma general partnership ("Prescott Master Fund"), of which the Small Cap Funds are general partners. Prescott Capital serves as the general partner of the Small Cap Funds and may direct the Small Cap Funds, the general partners of Prescott Master Fund, to direct the vote and disposition of the 1,339,220 shares of Common Stock held by the Master Fund. As the principal of Prescott Capital, Mr. Frohlich, a US citizen, may direct the vote and disposition of the 1,339,220 shares of Common Stock held by Prescott Master Fund. As reported in the Schedule 13G, Prescott Capital and Mr. Frohlich are beneficial owners of the 1,339,220 shares of Common Stock. The principal business office address for Prescott Capital is 1924 South Utica, Suite 1120; Tulsa, Oklahoma 74104-6529.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based solely on its review of the copies of such reports received by the Company and written representations from reporting persons, the Company believes that all ownership filing requirements were timely met during 2007 except that Mr. Albert Lane, Jr., an Executive Officer, was late in filing one Form 5 in connection with five sales of stock; three gifting transactions which occurred in prior years and were discovered during a reconciliation of his reporting history. Mr. James A. Simms and Mr. Kevin R. Jost, both Directors of the Company, were each late in filing one Form 4 in connection with the receipt of an award of stock options granted pursuant to the Company's Director Compensation Plan. These failures resulted from a technical error that caused their otherwise timely filing to be rejected. The cause of the technical error was discovered and corrected.


                              DIRECTOR COMPENSATION

Directors who are employees of the Company are not separately compensated for serving on the Board. In 2007, non-employee directors received annual retainers of $25,000 for membership on the Board and an attendance fee of $1,000 per day for in person attendance at Board meetings and any committee meetings held on the same day and $500 per day for any committee meetings held on days other than Board meeting days. The attendance fee is $200 if attendance is via telephone. All Directors are also reimbursed for all reasonable expenses incurred in attending meetings. On March 8, 2007, the Board of Directors approved and adopted an amendment to the compensation plan for non-employee directors changing the amount and timing of annual stock option awards made to the non-employee directors by providing that Non-Qualified Stock Option grants representing 2,800 shares of the Company's common stock would be awarded to each non-employee director on the date of the Company's annual meeting of shareholders at the fair market price on the date of the grant. Such stock options shall vest on the first anniversary date of the grant provided that, as of the anniversary date the director's position had not been vacated by reason of resignation or removal for cause. The amendment also provided for an additional cash payment of $5,000 per year to the chairman of the Audit Committee. In addition, from time to time, at the Board's discretion, non-employee directors may be granted additional Non-Qualified Stock Options under the then existing stock option plan(s).

The  following   table  shows   compensation   information   for  the  Company's
non-employee directors for fiscal 2007.


                                          Director Compensation for Fiscal 2007
--------------------- -------------- ----------- ------------ ------------------- ----------------- ----------- --------------
                                                                                     Change in
                                                                                   Pension Value
                       Fees Earned                                                      and         All Other
                       or Paid in                                 Non-Equity        Nonqualified   Compensation
                          Cash         Stock       Option       Incentive Plan        Deferred         ($)
        Name               ($)         Awards      Awards        Compensation       Compensation                    Total
                                        ($)         ($)(1)           ($)              Earnings                       ($)
--------------------- -------------- ----------- ------------ ------------------- ----------------- ----------- --------------
Sangwoo Ahn              33,200          0        9,649(2)            0                  0              0          59,814
--------------------- -------------- ----------- ------------ ------------------- ----------------- ----------- --------------
Kevin R. Jost            27,400          0        9,649(3)            0                  0              0          54,014
--------------------- -------------- ----------- ------------ ------------------- ----------------- ----------- --------------
Dr. Paul D. Nielsen      28,200          0        9,649(4)            0                  0              0          54,814
--------------------- -------------- ----------- ------------ ------------------- ----------------- ----------- --------------
James A. Simms           28,200          0        9,649(5)            0                  0              0          54,814
--------------------- -------------- ----------- ------------ ------------------- ----------------- ----------- --------------


(1) Each non-employee Director received an option grant to purchase 2,800 shares of the Company's common stock on May 23, 2007 at an exercise price of $9.505. The amounts shown are the fair value of such grants computed as of the grant date in accordance with FAS 123R.

(2) At the end of fiscal year 2007, Mr. Ahn had options to purchase an aggregate of 31,300 shares of the Company's common stock.

(3) At the end of fiscal year 2007, Mr. Jost had options to purchase an aggregate of 6,334 shares of the Company's common stock.

(4) At the end of fiscal year 2007, Dr. Nielsen had options to purchase an aggregate of 2,800 shares of the Company's common stock.

(5) At the end of fiscal year 2007, Mr. Simms had options to purchase an aggregate of 16,300 shares of the Company's common stock.

                             EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

Overall Compensation Philosophy, Objectives and Policy

Philosophy. The Company's Named Executive Officer compensation philosophy is to create long-term value for our shareholders. To achieve this philosophy, we have designed and implemented our compensation programs for Named Executive Officers to reward them for operating performance, leadership, to align their interests with shareholders and to encourage them to remain with the Company.

Objectives. The Company's compensation objectives are to:

     o Ensure the alignment of compensation with the performance objectives of each of our employees, including Named Executive Officers;

     o    Reward   performance  and  behaviors  that  reinforce  the  values  of
          leadership,  integrity,   accountability,   teamwork,  innovation  and
          quality; and

     o    Achieve the Company's overall performance goals.


Compensation Policy. The Compensation Committee designs compensation programs for Named Executive Officers intended to further the Company's objectives of attracting, motivating, retaining and rewarding talented executives necessary to assist the Company in achieving its performance goals. In addition, to ensure that the Company maintains its leadership position in the industries in which it competes. Accordingly, the Committee has adopted the following overriding policies:

     o Compensation must be tied to the Company's general performance and achievement of financial and strategic goals;

     o Compensation opportunities should be competitive with those provided by other companies of comparable size engaged in similar businesses; and

     o Compensation should provide incentives that align the long-term financial interests of the Company's Executive Officers with those of its shareholders.

Compensation that was paid to the Named Executive Officers in 2007 was consistent with the above policies. The primary responsibility of the Company's Chief Executive Officer and its other Named Executive Officers is the enhancement of shareholder value through balancing the requirements of long term growth with the achievement of short term performance. The contribution a Named Executive Officer has made to achieve the Company's short term strategic performance objectives as well as that Named Executive Officer's anticipated contribution toward long term objectives provide the basis upon which the officer's individual compensation awards are established.

Elements of Executive Compensation

To meet its policy objectives for Named Executive Officer compensation, the Company compensated them through a combination of Base Salary, Bonuses, Stock Options, Deferred Compensation and provided various benefits, including medical and 401(k) plans generally made available to all employees of the Company.

Base Salary. In setting the annual base salary of the Chief Executive Officer and in reviewing and approving the annual base salaries of the other Named Executive Officers, the Compensation Committee considered the salaries of executives in similar positions, the level and scope of responsibility, experience and performance of the Named Executive Officer, the financial performance of the Company and other overall general economic factors. The Compensation Committee purchases compensation surveys from a national third party provider of data for salaries in the high technology group within the durable goods industry sector as reported in a nationally recognized report on executive compensation. In 2005, the Company purchased the Watson Wyatt Survey of Top Management Compensation in the United States. This data was updated utilizing the 2006 Compensation Summary published by the Society of Human Resource Management National Data. An objective of the Compensation Committee is to approve a salary for each Named Executive Officer near the average midpoint for similar positions identified in the survey taking into account variables, such as industry, company size, geographic location, and comparison of duties. Consideration is also given to the individual performance of that Named Executive Officer, the performance of the organization over which the Named Executive Officer has responsibility, the performance of the Company and general economic conditions (with each factor being weighted as the Compensation Committee deems appropriate).

Incentive Compensation. The purpose of the Company's incentive compensation program for Named Executive Officers is to provide incentive based compensation to Named Executive Officers for meeting and exceeding pre-established financial performance goals for the respective business units under their control. In general, the financial performance goals of the Named Executive Officers are approved by the Board of Directors. For 2007, the financial performance measures taken into consideration to determine an appropriate bonus for Named Executive Officers of all business units other than the Government business segment, included profit before tax, revenue, accounts receivable collection cycle and inventory turns. The financial performance measures taken into consideration to determine an appropriate bonus for the Named Executive Officer of the Government business segment, PAR Government Systems Corporation and Rome Research Corporation, included profit before tax, revenue and accounts receivable collection cycle. In 2007, the annual Incentive Compensation targets for the Named Executive Officers ranged from 42% to 65% of Base Salary. Named Executive Officers may earn from 0% to 200% of the individual target established for their business unit depending on actual financial performance compared to the actual goals of the plan. The calculation of the award is based on performance level achievement of greater than 90% of their goals for revenue targets and 80% of their goals of profit before tax and accounts receivable collection cycle, and where applicable, inventory turns, to earn an award for each element. Cash payments are made following the completion of the Corporation audit. For any fiscal year, total awards paid to a business unit may not exceed an amount equal to 20% of Net Profit after Taxes for that business unit. Dr. Sammon, Mr.
Casciano and Mr. Constantino are measured on the performance of both the Hospitality and Government business segments and received incentive compensation totaling $107,100; $39,000 and $51,000 respectively for 2007 performance. Mr. Cortese is measured on the performance of the Hospitality business segment and received $22,200 in incentive compensation for the 2007 performance of that segment. Mr. Lane received incentive compensation of $136,100 in connection with the 2007 performance of the Government business segment.

Equity Compensation. In keeping with its philosophy of providing long-term financial incentives that relate to improvement in long-term shareholder value, the Company may grant restricted stock awards and/or stock options to its key employees (including Named Executive Officers other than Dr. Sammon and Mr. Constantino) under the Company's 2005 Equity Incentive Plan. Upon review of recommendations from the Stock Option Committee, the Compensation Committee determines the key employees of the Company and its subsidiaries who shall be granted equity compensation, the type of equity compensation to be granted, the terms of the grant and the number of shares to be subject to such grants or options. Grants of restricted stock awards are generally limited to the Company's senior level employees and are used in special circumstances. There are two types of vesting associated with restricted stock awards, Time Only and Event/Performance. Time Only vesting generally occurs over a 3 to 5 year period. Event/Performance vesting occurs where stock grants vest upon the achievement of certain financial targets (e.g. increase in revenue, earnings per share or other metrics) so long as the event is non-subjective. In 2007, no Restricted Stock Awards were made to the Named Executive Officers. Stock options ("Options") granted under the 2005 Equity Incentive Plan may be either Incentive Stock Options as defined by the Internal Revenue Code ("Incentive Stock Options") or Options which are not Incentive Stock Options ("Non-Qualified Stock Options"). Option grants generally become exercisable no less than six months after the grant and expire ten (10) years after the date of the grant. Option grants are discretionary and are reflective of the value of the recipient's position, as well as the current performance and continuing contribution of that individual to the Company.

Benefits and Perquisites. The Company provides partial payment for medical, dental and vision insurance, 401(k) plan with profit sharing and disability and life insurance benefits to its Named Executive Officers consistent with that offered generally to its employees. In addition, Named Executive Officers are provided a limited number of perquisites whose primary purpose is to minimize distractions from the executives' attention to important Company objectives. The Company provides an automobile or automobile allowance and payment of country club dues, all of which are quantified in the Summary Compensation Table on page 17.


Retirement Plans

PAR Technology Corporation Retirement Plan. The Named Executive Officers are eligible to participate in the PAR Technology Corporation Retirement Plan (the "Retirement Plan"). The Plan has a deferred profit-sharing component that covers substantially all the employees of the Company including the Named Executive Officers. The Company's annual profit sharing contribution to the Retirement Plan is at the discretion of the Board. The Retirement Plan also contains a 401(k) provision that allows employees to contribute a percentage of their salary, pre-tax, up to certain tax code limitations. The Company matches the deferrals of all participants in the Retirement Plan, including the Named Executive Officers, at the rate of 10%.

Deferred Compensation. The Company sponsors a Non-Qualified Deferred Compensation Plan for a select group of highly compensated employees that includes the Named Executive Officers. The Deferred Compensation Plan was adopted effective March 4, 2004. Participants may make voluntary deferrals of their salary to the plan in excess of tax code limitations that apply to the Company's Retirement Plan. The Company also has the sole discretion to make employer contributions to the plan on behalf of the participants, though it did not make any employer contributions in 2007.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1,000,000 paid to the Named Executive Officers of a publicly held company will not be deductible for federal income tax purposes unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section
162(m). The Company's primary objective in designing and administering its compensation policies is to support and encourage the achievement of the Company's long-term strategic goals and to enhance stockholder value. In general, stock options granted under the Company's 2005 Equity Incentive Plan are intended to qualify under and comply with the "performance based compensation" exemption provided under Section 162(m), thus excluding from the
Section 162(m) compensation limitation any income recognized by executives at the time of exercise of such stock options. Because salary and bonuses paid to Named Executive Officers have been below the $1,000,000 threshold, the Committee has elected, at this time, to retain discretion over bonus payments, rather than to ensure that payments of salary and bonus in excess of $1,000,000 are deductible. The Committee intends to review periodically the potential impacts of Section 162(m) in structuring and administering the Company's compensation programs.

Role of Executive Officers

The Company's Chief Financial Officer takes direction from and brings suggestions to the Compensation Committee on compensation matters for the Named Executive Officers. He oversees the actual formulation of plans incorporating the suggestions of the Compensation Committee. He provides information to the Compensation Committee on how employees are evaluated and the overall results of the evaluations. He assists the Chair of the Compensation Committee in preparing the agenda for its meetings.

The Company's Chief Executive Officer reports on his evaluations of the senior executives, including the other Named Executive Officers. He makes compensation recommendations for the other Named Executive Officers with respect to base salary and annual and long-term incentives which are the basis of discussion with the Compensation Committee. The Chief Financial Officer meets with the Compensation Committee to discuss and evaluate the financial implications of compensation related decisions.

Severance Policy

The Company does not have a formal severance plan but as a matter of policy provides severance for its employees in limited circumstances such as when an employee's position is eliminated. All employees, including the Named Executive Officers, are covered by the policy and payments are based on level of responsibility, seniority and/or length of service. The Company has no other termination arrangements with any of the Named Executive Officers.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Decisions regarding executive compensation for all executive officers and outside directors are made by the Compensation Committee of the Board of Directors, which in 2007 was composed of Messrs. Jost, Nielsen and Simms. None of the members of the Compensation Committee has ever been an officer or employee of the Company or any of its subsidiaries and no executive officer of the Company serves on the board of directors of any company at which the Compensation Committee members is employed.


                          COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the section of this Proxy Statement entitled "Compensation Discussion and Analysis". Based on this review and discussion, the Committee has recommended to the Board that the section entitled "Compensation Discussion and Analysis," as it appears on pages 13 through 16, be included in this Proxy Statement.

                      Members of the Compensation Committee

Kevin R. Jost                 Dr. Paul D. Nielsen               James A. Simms
(Chairman)

                           Summary Compensation Table

The following table provides information concerning the compensation of the Company's Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers (the "Named Executive Officers") for fiscal 2007 and 2006. For a complete understanding of the table, please read the narrative disclosures that follow the table.

------------------------------ ------- -------- ------- -------- -------- ------------ ------------- ------------ ----------
                                                                          Non-Equity   Non-Qualified
                                                                           Incentive     Deferred
                                                        Stock    Option      Plan      Compensation   All Other
Name and Principal Position     Year   Salary   Bonus   Awards   Awards   Compensation   Earnings    Compensation   Total
                                       ($)(1)    ($)      ($)      ($)      ($)(2)        ($)(3)       ($)(4)        ($)
------------------------------ ------- -------- ------- -------- -------- ------------ ------------- ------------ ----------
Dr. John W. Sammon
Chairman of the Board,         2007     355,591   --      --       --         107,100            --      23,356(5)  486,047
President & Chief Executive
Officer                        2006     355,591   --      --       --         127,900            --      25,076(5)  508,567
------------------------------ ------- -------- ------- -------- -------- ------------ ------------- ------------ ----------
Ronald J. Casciano
Vice President, C.F.O. &       2007     200,000   --      --       --          39,000            --       7,000     246,000
Treasurer
                               2006     192,529   --      --       --          42,400         5,065       8,493     248,487
------------------------------ ------- -------- ------- -------- -------- ------------ ------------- ------------ ----------
Charles A. Constantino
Executive Vice President       2007     205,386   --      --       --          51,000            --      30,823(6)  287,209
and Director
                               2006     224,037   --      --       --          62,600         3,864      29,193(6)  319,694
------------------------------ ------- -------- ------- -------- -------- ------------ ------------- ------------ ----------
Gregory T. Cortese
CEO & President,               2007     249,958   --      --       --          22,200           711      13,667(7)  285,636
ParTech, Inc.
                               2006     249,958   --      --       --          43,800           598       9,881     304,237
------------------------------ ------- -------- ------- -------- -------- ------------ ------------- ------------ ----------
Albert Lane, Jr.
President,                     2007     254,842   --      --       --         136,100        30,512      24,576(8)  446,030
Rome Research Corporation and
PAR Government Systems         2006     245,642   6,978   --       --         153,800        49,296      25,288(8)  481,004
Corporation
------------------------------ ------- -------- ------- -------- -------- ------------ ------------- ------------ ----------

(1) Amounts shown are not reduced to reflect the Named Executive Officer's elections, if any, to defer receipt of salary into the Deferred
     Compensation Plan which is included in the Non-Qualified Deferred Compensation Table on page 20.

(2) Represents amounts paid under the Company's Executive Compensation Plan during the years indicated in respect of service performed during those years. Amounts shown are not reduced to reflect the Named Executive Officer's elections, if any, to defer receipt of salary into the Deferred Compensation Plan.

(3) Amounts consist of above-market or preferential earnings during years indicated on compensation that was deferred in or prior to such years under the PAR Technology Corporation Deferred Compensation Plan. These amounts are also reported in the Non-Qualified Deferred Compensation Table below under the column entitled "Aggregate Earnings in Last Fiscal Year."

(4)  In  addition  to  any  perquisites  identified  for  the  individual  Named
     Executive Officers, the amounts stated under the heading "All Other Compensation" consists of Company contributions to the Company's qualified plan and matching contribution to the 401(k); and imputed income on Company payment of term life insurance premiums as determined under the Internal Revenue Code.

(5) Includes payments made on Dr. Sammon's behalf for club memberships of $10,641 in 2006 and $10,452 in 2007.

(6) Includes automobile allowance of $6,300 in 2006 and $10,800 in 2007 and payments made on Mr. Constantino's behalf for club memberships of $8,603 in 2006 and $7,119 in 2007.

(7) Includes automobile allowance of $2,629 and payments made on Mr. Cortese's behalf for club memberships of $2,670 in 2007.

(8) Includes imputed income on Company payment of additional term life insurance premiums as determined under the Internal Revenue Code in connection with an additional life insurance policy not generally available to all employees of $10,290 in each of the years 2006 and 2007 and automobile lease of $918 in 2006 and $1385 in 2007.

                           Grants of Plan-Based Awards

There were no grants of plan based awards made to Named Executive Officers during 2007.


                  Outstanding Equity Awards at Fiscal Year-End

The  following  table  shows all  outstanding  equity  awards  held by the Named
Executive Officers at fiscal year-end, December 31, 2007.

--------------- ----------------------------------------------------------------------- --------------------------------------------
                                            Options Awards                                              Stock Awards
--------------- ----------------------------------------------------------------------- --------------------------------------------
                                                                                                                           Equity
                                                                                                             Equity       Incentive
                                                                                                             Incentive     Awards:
                                                                                                   Market    Plan         Market or
                                                                                        Number     Value     Awards:       Payout
                                                   Equity                               of Share   of        Number of    Value of
                                                  Incentive                             or Units   Shares    Unearned     Unearned
                                                Plan Awards:                            of Stock   or        Shares,       Shares
                                                  Number of                             that       Units     Units, or    Units or
                  Number of       Number of      Securities                             Have Not   of        Other          Other
                 Securities      Securities      Underlying                             Vested     Stock     Rights        Rights
                 Underlying      Underlying      Unexercised                               (#)     that      that Have    that Have
                 Unexercised     Unexercised      Unearned     Option        Option                Have      Not         Not Vested
                 Options (#)     Options (#)       Options     Exercise    Expiration              Not       Vested (#)      ($)
     Name        Exercisable    Unexercisable        (#)         Price        Date                 Vested
                                                                  ($)                                ($)
-------------- -------------- ---------------- -------------- ---------- ------------- ---------- --------- ----------- ------------
     (a)             (b)             (c)             (d)          (e)         (f)          (g)       (h)        (i)          (j)
-------------- -------------- ---------------- -------------- ---------- ------------- ---------- --------- ----------- ------------
Dr. John W.           0              0                0             0           0           0         0          0            0
Sammon
-------------- -------------- ---------------- -------------- ---------- ------------- ---------- --------- ----------- ------------
                    22,500(1)                                       2.56       5/30/10
Ronald J.           67,500(2)                                       1.75       10/1/11
Casciano             3,600(3)                         0             1.25        1/9/11      0         0          0            0
                    39,750(4)        20,250(4)                      6.01      10/13/14
-------------- -------------- ---------------- -------------- ---------- ------------- ---------- --------- ----------- ------------
Charles A.
Constantino           0               0               0             0           0           0         0          0            0
-------------- -------------- ---------------- -------------- ---------- ------------- ---------- --------- ----------- ------------

Gregory T.          97,290(5)         0               0             3.17      12/31/09      0         0          0            0
Cortese            206,960(6)                                       2.04       8/11/10
-------------- -------------- ---------------- -------------- ---------- ------------- ---------- --------- ----------- ------------
Albert               3,000(7)         0               0             5.23        1/2/14      0         0          0            0
Lane, Jr.
-------------- -------------- ---------------- -------------- ---------- ------------- ---------- --------- ----------- ------------

(1) These options were granted on May 30, 2000. The options vested 20% on the six-month anniversary of the grant date, with the remainder vesting in equal quarterly installments over the next 48 months.

(2) These options were granted on October 1, 2001. The options vested 9,000 on April 1, 2002; 9,000 on July 1, 2002; with the remaining vesting in equal quarterly installments over the next 33 months.

(3) These options were granted on January 9, 2001. The options vested on January 1, 2002.

(4) These options were granted on October 13, 2004. The options vested 6,750 on April 13, 2005; 14,250 on January 13, 2006; 2,250 on April 13, 2006; 9,750
     on January 13, 2007;  3,000 on April 13, 2007;  3,000 on July 13, 2007; 750
     on October 13, 2007; 5,250 on January 13, 2008 with the remainder vesting in equal quarterly installments over the next 15 months.

(5) These options were granted on December 31, 1999. The options vested on June 30, 2000.

(6) These options were granted on August 11, 2000. The options vested 20% on the six-month anniversary of the grant date, with the remainder vesting in equal quarterly installments over the next 48 months.

(7) These options were granted on January 2, 2004. The options vested on December 31, 2006.

                       Option Exercises and Stock Vested

The following table shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by the Named Executive Officers during fiscal 2007, which ended on December 31, 2007.


--------------------------- ------------------------------------------------- -------------------------------------------------
                                             Option Awards                                      Stock Awards
--------------------------- ------------------------------------------------- -------------------------------------------------
                               Number of Shares                                  Number of Shares
                             Acquired on Exercise       Value Realized on       Acquired on Vesting       Value Realized on
                                      (#)                   Exercise                    (#)                    Vesting
           Name                                              ($) (1)                                             ($)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
           (a)                        (b)                      (c)                      (d)                      (e)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Dr. John W. Sammon                     0                        0                        0                        0
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Ronald J. Casciano                     0                        0                        0                        0
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Charles A. Constantino                 0                        0                        0                        0
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Gregory T. Cortese                  23,000                  143,505                      0                        0
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Albert Lane, Jr.                    14,733                   29,122                      0                        0
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

(1) The Value Realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the average of the high and low prices of the Company's Common Stock as reported in the Wall Street Journal for the exercise date) over the relevant exercise price(s).




                       Non-Qualified Deferred Compensation

The contributions, earnings and account balances for the Named Executive Officers who participate in the PAR Technology Deferred Compensation Plan are set forth in the following table. Amounts contributed to the plan are held in a Company established rabbi-trust and are invested in a group variable universal life insurance contract insuring the lives of the Named Executive Officers. The group variable universal life insurance contract is owned by the Company and subject to the claims of its creditors. Contributions to the plan are allocated to a separate account established in each Named Executive Officer's name. Each separate account is credited with the Named Executive Officer's elective deferrals and Company contributions, if any. The value of each Named Executive Officer's account is credited or debited with deemed earnings, gains or losses based on the cash surrender value of the group variable universal life insurance contract. Distribution of a Named Executive Officer's account balance is permitted upon that Named Executive Officer's termination of employment, death, disability or financial hardship. Payment of a Named Executive Officer's account balance will be made in a lump sum payment or in annual installments over a period of two to 15 years, as selected by the Named Executive Officer. The plan also provides that, in the event of death, a death benefit equal to $10,000 shall be paid in addition to the account balance as of the time of the Named Executive Officer's death to the beneficiary of the Named Executive Officer.

The following table shows certain information for the Named Executive Officers under the PAR Technology Deferred Compensation Plan.



                    Non-Qualified Deferred Compensation Table

------------------------- -------------------- ------------------ ------------------- ------------------- -------------------
                               Executive          Registrant          Aggregate           Aggregate       Aggregate Balance
                           Contributions in    Contributions in    Earnings in Last     Withdrawals /        at Last FYE
          Name                  Last FY             Last FY               FY            Distributions            ($)
                                  ($)                 ($)               ($)(1)               ($)
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------
Dr. John W. Sammon                          0                  0                   0                   0                   0
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

Ronald J. Casciano                     10,000                  0             (5,952)                   0              29,737
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

Charles A. Constantino                 64,039                  0              11,651                   0             246,114
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

Gregory T. Cortese                      5,000                  0               1,670                   0              19,553
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

Albert Lane, Jr.                      316,234                  0              86,529                   0           1,144,796
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

(1) The above-market or preferential earnings portion of these amounts are reported in the Summary Compensation Table under the column entitled "Non-Qualified Deferred Compensation Earnings."



                        Transactions with Related Persons

For the period beginning January 1, 2007 and ending March 31, 2008, there were no transactions, or currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest, except for the following:

     o John W. Sammon, III and Karen E. Sammon, members of the immediate family of Dr. John W. Sammon, the Company's Chairman of the Board, President and Chief Executive Officer, are principals in Sammon and Sammon, LLC, doing business as Paragon Racquet Club. Paragon Racquet Club currently leases a portion of the Company's facilities at New Hartford, New York on a month to month basis at the base rate of $9,775. The Company provides membership to this facility to all local employees.

     o John Springer-Miller, the President and CEO of the Company's subsidiary, PAR Springer-Miller Systems, Inc., is the owner of the building in Stowe, Vermont, in which the subsidiary maintains its principal offices. The subsidiary currently leases the majority of the building from Mr. Springer-Miller at a monthly base rate of $30,000. The aggregate amount of all monthly payments due from January 1, 2008 until the expiration of the lease term in September 2009 is $630,000.

     o Karen E. Sammon, a member of Dr. Sammon's immediate family, was an employee of ParTech, Inc., a subsidiary of the Company, during 2007, holding the position of President, Software Solutions Division. Ms. Sammon also holds the position of President of Par-Siva Corporation, a subsidiary of the Company, a position she holds concurrent with her position in ParTech, Inc. Ms. Sammon's compensation for 2007 was $174,519 which was commensurate with that of her peers.

     o John W. Sammon, III, a member of Dr. Sammon's immediate family, was an employee of PAR Government Systems Corporation, a subsidiary of the Company, during 2007 where he served as the Vice President and General Manager of the Logistics Management Division. Mr. Sammon's compensation for 2007 was $127,188 which was commensurate with that of his peers.

       Policies and Procedures With Respect to Related Party Transactions

The Company's written Policy on Related Party Transactions requires Controllers of all subsidiaries to review on a quarterly basis all transactions and potential transactions for related party involvement. All identified transactions, if any, are reported to the Company's Chief Financial Officer and the Corporation's legal counsel. Approval or ratification by the Nominating & Corporate Governance Committee is for any transaction or series of transactions exceeding $120,000 in which the Company is a participant and any related person has a material interest. Related persons would include the Company's Directors and executive officers and their immediate family members as well as any person known to be the beneficial owner of more than 5% of PAR's common stock.

Under the Company's Corporate Governance Guidelines and Code of Business Conduct & Ethics, all Directors and executive officers and employees of the Company have a duty to report up the chain, which includes reports to the Company's Compliance Officer and to the Nominating and Corporate Governance Committee or Audit Committee, potential conflicts of interests, including transactions with related persons. All related party transactions, other than compensation arrangements, expense allowances and other similar items in the ordinary course of business shall be disclosed in the Company's financial statements.
Compensation paid by the Company for service to an employee, even if the aggregate amount involved exceeds $120,000 are not reviewed by the Nominating and Corporate Governance or Audit Committees unless the Compliance Officer, Chief Financial Officer or legal counsel believe such compensation to be inconsistent with peers of the related party within the Company or the Company's compensation practices in general.

                              Director Independence

The Board of Directors has affirmatively determined that the following Directors, comprising all of the non-management directors, are "independent" under the listing standards of the NYSE, the Company's Standards of Independence and pursuant to the Company's Corporate Governance Guidelines: Mr. Ahn, Mr. Jost, Dr. Nielsen and Mr. Simms. In order to assist the Board in making this determination, the Board has adopted standards of independence as part of the Company's Corporate Governance Guidelines which are available on the Company's website at http://www.partech.com/pressrel/PAR_Corp_Gov_Guidelines.pdf. These standards identify, among other things, material business, charitable and other relationships that could interfere with a director's ability to exercise independent judgment. There are no family relationships between any of the non-employee directors, and any of the Company's executive officers ("Executive Officers"). The Executive Officers serve at the discretion of the Board.

                                  OTHER MATTERS

Other than as described in the materials of this Proxy Statement, the Board knows of no matters that will be presented at the Annual Meeting for action by shareholders. However, if any other matters properly come before the Meeting, or any postponement or adjournment thereof, the persons acting by authorization of the proxies will vote thereon in accordance with their judgment.


                          NO INCORPORATION BY REFERENCE

In the Company's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring shareholders to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the "Audit Committee Report" and the "Compensation Discussion and Analysis" contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.


                              AVAILABLE INFORMATION

The  Company's  Annual  Report on Form  10-K,  Quarterly  Reports  on Form 10-Q,
Current Reports on Form 8-K and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, are available under the SEC Filings link on our website http://www.partech.com/ptc/ptc-ir-front2.cfm as soon as reasonably practicable after PAR electronically files such reports with, or furnishes those reports to, the Securities and Exchange Commission. PAR's Corporate Governance Guidelines, Board of Directors committee charters (including the charters of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee) and code of ethics entitled "Code of Business Conduct and Ethics" also are available at that same location on our website. Stockholders can receive free printed copies of these documents by directing a written or oral request to: PAR Technology Corporation; Attention: Investor Relations; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413-4991; 315-738-0600; http://www.partech.com/ptc/rfi-form.cfm.


                  SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Shareholders may submit proposals on matters appropriate for shareholder action at the Company's annual meetings consistent with the regulations adopted by the SEC and the By-Laws of the Company. To be considered for inclusion in next year's Proxy Statement and form of proxy relating to the 2009 Annual Meeting, any shareholder proposals must be received at the Company's general offices no later than the close of business on December 23, 2008. If a matter of business is received by March 8, 2009, the Company may include it in the Proxy Statement and form of proxy and, if it does, it may use its discretionary authority to vote on the matter. For matters that are not received by March 8, 2009, the Company may use its discretionary voting authority when the matter is raised at the Annual Meeting, without inclusion of the matter in its Proxy Statement. Proposals should be addressed to Gregory T. Cortese, Secretary; PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, New York 13413-4991. The Company recommends all such submissions be sent by Certified Mail - Return Receipt Requested.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Gregory T. Cortese
                                              ------------------
                                              /s/Gregory T.Cortese
                                              Secretary
April 22, 2008

                 Directions to Mandarin Oriental, New York Hotel
           80 Columbus Circle at 60th Street, New York, New York 10023
                                 (212) 805-8800


     From Newark Airport:

     While in Newark Airport, follow signs of "Airport Exit" to New Jersey Turnpike-New York. Note: As road divides, follow any route labeled by signs to the New Jersey Turnpike. At toll plaza, pick-up ticket for NJ Turnpike (no payment). Follow signs for NJ Turnpike-Northbound. Once on NJ Turnpike, remain to the right side, following signs to "Lincoln Tunnel-Exit 16E". Remain to the left side, eventually reaching the toll plaza of the Lincoln Tunnel; PAY TOLL and enter Lincoln Tunnel. When exiting tunnel, follow signs of "40th Street - North - West Side Highway". At the third traffic light, make right turn onto 42nd Street. Continue on 42nd Street, making a left turn onto Eighth Avenue. Continue on Eighth Avenue to Columbus Circle. Upon entering Columbus Circle from Eighth Avenue, continue around the circle (Northbound) until veering right at Broadway (Time Warner Complex be will directly in front of you as you veer right onto Broadway.). At first traffic light of Broadway, make a left turn onto 60th Street. Mandarin Oriental, New York is located immediately on your left side (60th Street between Broadway and Ninth Avenue).

     From Kennedy Airport:

     Exit Kennedy Airport, following signs to "New York City-Van Wyck Expressway". Follow Van Wyck Expressway, until Exit 10 for "Grand Central Parkway-Triboro Bridge". Continue upon the Grand Central Parkway, following signs to the Triboro Bridge. Crossing the bridge, remain to the right side for access to Manhattan, following signs to "FDR Drive-South"; PAY TOLL when exiting the Triboro Bridge. Access the FDR Drive - South, exiting (on right side) at 63rd Street. After exiting, cross through traffic light and continue upon 63rd Streets, until Fifth Avenue. Make a left turn onto Fifth Avenue, remaining on the right side until 60th Street. Turn right onto 60th Street. Turn right onto Central Park South, to Columbus Circle. Make a right turn onto Central Park West. Continue on Central Park West until 63rd Street. Make a left onto 63rd Street, to Broadway. Turn left onto Broadway and continue on Broadway, turning right onto 60th Street. Mandarin Oriental, New York is located immediately on your left side (60th Street between Broadway and Ninth Avenue).

     From LaGuardia Airport:

     Exit LaGuardia Airport, following signs to "New York City-Grand Central Parkway West". Follow Grand Central Parkway to Triboro Bridge. Crossing the bridge, remain to right side for Manhattan, follow signs to "FDR Drive-South"; PAY TOLL when exiting bridge. Access the FDR Drive - Southbound and remain on FDR Drive, until exiting (on right side) at 63rd Street. After exiting, cross through traffic light and continue upon 63rd Street, until Fifth Avenue. Turn left onto Fifth Avenue, remaining to the right side until 60th Street. Turn right onto 60th Street. Turn right onto Central Park South and continue on Central Park South to Columbus Circle. Make a right turn onto Central Park West and continue on Central Park West until 63rd Street. Make a left onto 63rd Street, to Broadway. Turn left onto Broadway and continue on Broadway, turning right onto 60th Street. Mandarin Oriental, New York is located immediately on your left side (60th Street between Broadway and Ninth Avenue).

     Inbound from New York State Thruway:

     New York State Thruway (Southbound) to exit "13S - Palisades Parkway South". Continue on Palisades Parkway (South) until end of parkway, following signs to George Washington Bridge"; PAY TOLL and continue onto bridge, remaining on the right side of the bridge. Exit bridge, following signs of "Henry Hudson Parkway-9A" and "Henry Hudson Parkway South-Downtown". On Henry Hudson Parkway, continue until next exit of 56th Street, found on the left side of The Parkway. At traffic light of exit, make a left turn, continuing down 56th Street to Eighth Avenue. Make left turn onto Eighth Avenue and continue on Eighth Avenue to Columbus Circle. Upon entering the circle, make third possible right turn placing you onto Central Park West. Continue on Central Park West until 63rd Street. Make a left onto 63rd Street and continue on 63rd to Broadway. Turn left onto Broadway and continue on Broadway, turning right onto 60th Street. Mandarin Oriental, New York is located immediately on your left side (60th Street between Broadway and Ninth Avenue).

     Inbound from New England - via Route 95, South:

     Continue upon 95 South, following signs of "George Washington Bridge-95 South". Continue upon 95 South until exiting for "George Washington Bridge
     - Cross Bronx Expressway". Continue upon Cross Bronx Expressway (also still called 95 - South), following signs of "Exit 1, Route 9A - Henry Hudson Parkway". After exiting, follow signs of "Henry Hudson Parkway - South, Downtown". On Henry Hudson Parkway, continue until exit 56th Street. At traffic light, continue until Eighth Avenue. Make left turn onto Eight Avenue and continue on Eighth Avenue to Columbus Circle. Upon entering the circle, make third possible right turn placing you onto Central Park West. Continue on Central Park West until 63rd Street. Make a left onto 63rd Street and continue on 63rd to Broadway. Turn left onto Broadway and continue on Broadway, turning right onto 60th Street. Mandarin Oriental, New York is located immediately on your left side (60th Street between Broadway and Ninth Avenue).


             [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                 REVOCABLE PROXY
                           PAR TECHNOLOGY CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 22, 2008
                                     3:30 PM


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of PAR TECHNOLOGY CORPORATION hereby appoints JOHN W. SAMMON, CHARLES A. CONSTANTINO and SANGWOO AHN or any one of them, jointly or severally, proxies with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2008 Annual Meeting of Shareholders to be held on Wednesday, May 22, 2008 at 3:30 PM, Local Time, at the Mandarin Oriental, New York Hotel, 80 Columbus Circle at 60th Street, New York, NY 10023, and at any adjournment thereof, for the election of Directors set forth and more particularly described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters that may properly come before the meeting.

            ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

     If you would like to help conserve natural resources and reduce the costs incurred by PAR TECHNOLOGY CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically over the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet or telephone and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. If you are voting by paper ballot, please check the box where indicated.


  PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
                           INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)
                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
           PAR TECHNOLOGY CORPORATION - ANNUAL MEETING, MAY 22, 2008:

                            YOUR VOTE IS IMPORTANT!
                   Proxy Materials are available on-line at:
                      http://www.partech.com/ir-front.cfm


                       You can vote in one of three ways:

1. Call toll free 1-866-213-1445 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2.   Via  the  Internet  at  https://www.proxyvotenow.com/ptc   and  follow  the
     instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                 REVOCABLE PROXY
                           PAR TECHNOLOGY CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
May 22, 2008

Please mark as
indicated in this
example [ X ]

1. ELECTION OF DIRECTORS

[ ]  For
[ ]  Withhold All
[ ]  For All Except

Nominees for a 3 year term:
(01) Mr. Kevin R. Jost
(02) James A. Simms

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

___________________________________________________________________

The Board of  Directors  recommends  a vote "FOR"  proposal  1.

Mark here if you plan to attend the meeting  [  ]
Mark here for address change and note change [  ]

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS SET FORTH ABOVE.

ELECTRONIC DELIVERY OF PROXY MATERIALS: If you wish to receive future annual reports and proxy materials via the internet, please indicate by checking the
box at right.  [   ]

If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy.


Please be sure to date and sign this instruction card in the box below.



--------------------------------------------------------------------------------
Sign above                                       Date



x x x IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
                    PLEASE READ THE INSTRUCTIONS BELOW x x x

                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
--------------------------------------------------------------------------------
                            PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 22, 2008. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 22, 2008. 1-866-213-1445

Vote by Internet
anytime prior to 3 a.m., May 22, 2008 go to https://www.proxyvotenow.com/ptc

 Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

         ON-LINE PROXY MATERIALS : http://www.partech.com/ir-front.cfm

                            Your vote is important!